UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 13, 2008
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	33-64304	81-0331430

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

401 North 31st Street, Billings, MT	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 13, 2008, First Interstate BancSystem, Inc. received notification from its independent appraiser that the minority appraised value of its common stock, as of June 30, 2008, was $77.00 per share, a decrease of $7.75 per share from the previous valuation received May 15, 2008 for the value of the common stock as of March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 13, 2008

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer